                                    ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of November 29, 2006, between  Residential Funding
Company,  LLC, a Delaware limited liability company ("RFC") and Residential Asset Mortgage Products,  Inc.,
a Delaware corporation (the "Company").

                                                 Recitals

         A.       RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

         B.       The Company wishes to purchase from RFC certain Mortgage Loans  (as hereinafter  defined)
originated pursuant to the Seller Contracts with respect thereto.

         C.       The Company,  RFC, as master  servicer,  and U.S. Bank National  Association,  as trustee and  supplemental  interest trust trustee (the  "Trustee" and the  "Supplemental  Interest Trust  Trustee;"
respectively),  are  entering  into a Pooling  and  Servicing  Agreement  dated as of November 1, 2006 (the
"Pooling and Servicing  Agreement"),  pursuant to which the Trust proposes to issue  Mortgage  Asset-Backed
Pass-Through   Certificates,   Series  2006-EFC2  (the  "Certificates")  consisting  of  seventeen  classes designated as Class A-1, Class A-2, Class A-3, Class A-4, Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,
Class M-5,  Class  M-6,  Class M-7,  Class M-8,  Class M-9,  Class B, Class SB and Class R-I and Class R-II
Certificates  representing  beneficial  ownership interests in a trust fund consisting  primarily of a pool of mortgage loans identified in Exhibit G to the Pooling and Servicing Agreement (the "Mortgage Loans").

         D.       In connection with the purchase of the Mortgage  Loans,  the Company will assign to or at
the  direction  of  RFC  the  Class  R-I  and  Class  R-II   Certificates   (collectively,   the  "Retained
Certificates").

         E.       In  connection  with  the  purchase  of  the  Mortgage  Loans  and  the  issuance  of the
Certificates,  RFC wishes to make  certain  representations  and  warranties  to the  Company and to assign certain of its rights under the Seller  Contracts to the Company,  and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

         F.       The Company and RFC intend  that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not defined  herein shall have the meanings  assigned  thereto in the Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company  without recourse  all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal  received on or with  respect to the Mortgage  Loans after the Cut-off Date (other than  payments
of  principal  and  interest  due on the  Mortgage  Loans in  November   2006).  In  consideration  of such
assignment,  RFC will  receive  from the  Company,  in  immediately  available  funds,  an amount  equal to
$383,200,000  and the Retained  Certificates.  In  connection  with such  assignment  and at the  Company's direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any
Destroyed  Mortgage  Note)  to the  order of the  Trustee  and  delivered  an  assignment  of  mortgage  in recordable  form to the Trustee or its agent. A Destroyed  Mortgage Note means a Mortgage Note the original of which was permanently lost or destroyed.

         The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this  Section 2 shall be, and shall be construed  as, a sale of the Mortgage  Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of
RFC.  However,  in the event that the  Mortgage  Loans are held to be property of RFC, or if for any reason this Agreement is held or deemed to create a security  interest in the Mortgage Loans,  then it is intended that (a) this Agreement  shall also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be a grant by RFC to the
Company of a security  interest in all of RFC's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the  Mortgage Loans,  including (i)
with respect to each  Cooperative  Loan,  the related  Mortgage  Note,  Security  Agreement,  Assignment of
Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease, any insurance policies and all other documents  in the  related  Mortgage  File and  (ii)  with  respect  to each  Mortgage  Loan  other  than a
Cooperative  Loan,  the  Mortgage  Notes,  the  Mortgages,  any related  insurance  policies  and all other documents  in the related  Mortgage  Files,  (B) all amounts  payable  pursuant  to the  Mortgage  Loans in accordance with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts, chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit, goods, letters of credit,  advices of credit and  investment  property and other  property of whatever kind or description now existing or hereafter  acquired  consisting of,  arising from or relating to any of the foregoing,  and all  proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments, securities  or other  property,  including,  without  limitation,  all  amounts  from  time to time held or invested in the Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments, securities or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent of the
Trustee of Mortgage  Notes or such other items of property as  constitute  instruments,  money,  negotiable documents or chattel  paper shall be deemed to be  "possession  by the secured  party",  or possession by a purchaser or a person  designated by him, for purposes of perfecting the security  interest pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other  applicable  jurisdiction
(including,  without limitation,  Section 9-305,  8-313 or 8-321 thereof); and (d) notifications to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,
shall  be  deemed  notifications  to,  or  acknowledgments,   receipts  or  confirmations  from,  financial
intermediaries,  bailees or agents (as  applicable)  of the  Trustee  for the  purpose of  perfecting  such security  interest under  applicable  law. RFC shall, to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described  above,  such security  interest would be deemed to be a perfected  security  interest of first  priority  under  applicable law and will be maintained  as  such  throughout  the  term of this  Agreement.  Without  limiting  the  generality  of the foregoing,  RFC shall  prepare and  deliver to the  Company no less than 15 days prior to any filing  date, and the Company  shall file,  or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the Company's  security  interest in or lien on the Mortgage  Loans including  without  limitation  (x) continuation  statements  and  (y)  such  other  statements  as  may be occasioned  by (1) any change of name of RFC or the  Company,  (2) any change of  location  of the state of formation,  place of business or the chief executive  office of RFC, or (3) any transfer of any interest of
RFC in any Mortgage Loan.

3.       Concurrently  with the  execution and delivery  hereof,  the Company  hereby  assigns to or at the direction  of  RFC  without  recourse  all  of its  right,  title  and  interest  in  and  to the  Retained
Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(a)      The  information  set forth in the  Mortgage  Loan  Schedule for such  Mortgage  Loans is true and correct in all material  respects as of the date or dates  respecting  which such  information  is furnished;

(b)      Each Mortgage Loan constitutes a qualified  mortgage under  Section 860G(a)(3)(A)  of the Code and
         Treasury Regulations Section 1.860G-2(a)(1);

(c)      Immediately  prior to the conveyance of the Mortgage Loans to the Trustee,  RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security  interest (other than rights to servicing and related  compensation)  and such conveyance validly  transfers  ownership of the  Mortgage  Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(d)      Each  Mortgage  Note  constitutes  a  legal,   valid  and  binding  obligation  of  the  Mortgagor
         enforceable  in  accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights;

(e)      To the best of RFC's  knowledge as of the Cut-off  Date,  and except as noted in (h) below,  there is no  default,  breach,  violation  or event of  acceleration  existing  under  the  terms of any
         Mortgage  Note or Mortgage and no event  which,  with notice and  expiration  of any grace or cure period,  would constitute a default,  breach,  violation or event of acceleration  under the terms of  any  Mortgage  Note  or  Mortgage,  and  no  such  default,  breach,  violation  or  event  of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

(f)      [Reserved];

(g)      The related  Mortgagor  is not  currently  in  bankruptcy  proceedings  with respect to any of the
         Mortgage Loans;

(h)      As of the Cut-Off  Date,  none of the Mortgage  Loans are 30 to 59 days  delinquent  in payment of principal  and interest and none of the Mortgage  Loans are 60 or more days  Delinquent in payment of principal and interest;

(i)      None of the Mortgage Loans are Buy-Down Mortgage Loans;

(j)      To the  best of RFC's  knowledge,  there is no  delinquent  tax or  assessment  lien  against  any related Mortgaged Property;

(k)      No Mortgagor has any valid right of offset,  defense or  counterclaim  as to the related  Mortgage
         Note or Mortgage, except as may be provided under the Servicemembers Civil Relief Act;

(l)      No Mortgage Loan provides for payments that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government;

(m)      (1) The  proceeds of each  Mortgage  Loan have been fully  disbursed  and (2) to the best of RFC's knowledge,  there is no requirement  for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow funds therefor  (including any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied  with.  All costs,  fees and expenses  incurred in making, closing or recording the Mortgage Loans were paid;

(n)      To the best of RFC's  knowledge,  with  respect to each  Mortgage  Loan,  there are no  mechanics'
         liens or claims for work, labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal  with,  the lien of the  related  Mortgage,  except  such liens that are insured or indemnified against by a title insurance policy;

(o)      With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of each  Mortgage  Loan,  is valid and binding,  and remains in full force and effect,  unless the
         Mortgaged  Properties  are  located in the State of Iowa and an  attorney's  certificate  has been provided;

(p)      Each  Mortgaged  Property is free of damage and in good repair and no notice of  condemnation  has been given with respect  thereto and RFC knows of nothing  involving any  Mortgaged  Property that could  reasonably be expected to materially  adversely  affect the value or  marketability  of any
         Mortgaged Property;

(q)      Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate to realize the benefits of the security  against the  Mortgaged  Property, including  (i) in the case of a Mortgage  that is a deed of trust,  by trustee's  sale, or (ii) by judicial  foreclosure  or,  if  applicable,  non  judicial  foreclosure,  and to the best of RFC's knowledge,  there is no  homestead  or other  exemption  available  to the  Mortgagor  that  would interfere  with such right to sell at a trustee's  sale or right to  foreclosure,  subject in each case to applicable  federal and state laws and judicial  precedents with respect to bankruptcy and right of redemption;

(r)      To the best of RFC's  knowledge,  with respect to each Mortgage that is a deed of trust, a trustee duly qualified under  applicable law to serve as such is properly  named,  designated and serving, and except in connection  with a trustee's sale after default by a Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(s)      If the  improvements  securing a Mortgage Loan are located in a federal  designated  special flood hazard  area,  flood  insurance  in the  amount  required  under the  Program  Guide  covers  such
         Mortgaged  Property  (either by coverage under the federal flood insurance  program or by coverage from private insurers);

(t)      To the extent an appraisal  was made on a Mortgage  Loan,  the  appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

(u)      Each Mortgage Loan is covered by a standard hazard insurance policy;

(v)      If any of the Mortgage Loans are secured by a leasehold  interest,  with respect to each leasehold interest:  the use of leasehold estates for residential  properties is an accepted practice in the area  where  the  related  Mortgaged  Property  is  located;  residential  property  in such  area consisting of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision of such lease;  the  leasehold is in full force and effect and is not subject to any prior lien or  encumbrance  by which the  leasehold  could be  terminated or subject to any charge or penalty  (other  than with  respect to any junior lien  Mortgage  Loans);
         and the  remaining  term of the lease does not  terminate  less than ten years after the  maturity date of such Mortgage Loan;

(w)      To the best of RFC's knowledge,  any escrow arrangements  established with respect to any Mortgage
         Loan are in compliance  with all  applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(x)      None of the Mortgage Loans in the mortgage pool are loans that,  under  applicable  state or local law in effect at the time of  origination  of the loan,  are  referred  to as (1)  "high-cost"  or
         "covered" loans or (2) any other similar  designation if the law imposes  greater  restrictions or additional  legal  liability  for  residential  mortgage  loans with high interest  rates,  points and/or fees;

(y)      With respect to each Mortgage  Loan, no borrower  obtained a prepaid  single-premium  credit-life, credit  disability,  credit  unemployment or credit property  insurance  policy in connection with the origination of the Mortgage Loan;

(z)      None of the Mortgage Loans contain  prepayment  penalties that extend beyond three years after the date of origination;

(aa)     None of the Mortgage Loans are subject to the Homeownership Act;

(bb)     Each  Mortgage  Loan at the time it was made  complied in all material  respects  with  applicable local,  state,  and federal laws,  including,  but not limited to, all  applicable  anti-predatory lending laws;

(cc)     No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in Appendix E of the Standard & Poor's  Glossary For File Format For LEVELS(R)Version 5.6c Revised
         (attached hereto as Exhibit 1);

(dd)     No Mortgage Loan was  originated  on or after  October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia; and

(ee)     No  Mortgage  Loan  shall be sixty  (60) or more days  delinquent  in  payment  of  principal  and interest,  as  determined  in  accordance  with  the  Office  of  Thrift  Supervision  delinquency reporting method, as of the second Determination Date after the Closing Date.

         Upon  discovery  by RFC or upon  notice  from  the  Company  or the  Trustee  of a  breach  of the foregoing  representations  and  warranties in respect of any Mortgage  Loan,  or upon the  occurrence of a
Repurchase Event as described in Section 5 below,  which materially and adversely  affects the interests of any holders of the  Certificates  or the Company in such  Mortgage  Loan (notice of which shall be given to the  Company by RFC,  if it  discovers  the  same),  RFC  shall,  within 90 days  after the  earlier of its
discovery  (in  the  case  of  all  of  the  foregoing   representations  and  warranties  other  than  the
representation  and  warranty  set forth in clause  (ee)) or  receipt  of notice (in the case of all of the foregoing  representations  and  warranties)  thereof,  either cure such breach or Repurchase  Event in all material  respects  or,  except  as  otherwise  provided  in  Section  2.04 of the  Pooling  and  Servicing
Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the  Purchase  Price for such  Mortgage  Loan or (ii)  substitute  a Qualified  Substitute
Mortgage  Loan or Loans for such Mortgage  Loan in the manner and subject to the  limitations  set forth in
Section 2.04  of the Pooling and Servicing  Agreement;  provided,  however,  that RFC shall not be required to repurchase  any Mortgage  Loan as a result of a breach of the  representation  and warranty set forth in clause  (ee)  unless RFC has  received  written  notice from the Company or the Trustee of a breach of such representation  and warranty within 60 days after the second  Determination  Date after the Closing Date of such breach of such  representation  and warranty.  If the breach of representation  and warranty that gave rise to the  obligation  to  repurchase  or  substitute a Mortgage  Loan pursuant to this Section 4 was the representation  and  warranty  set forth in clause (bb) of this  Section 4, then RFC shall pay to the Trust
Fund,  concurrently  with and in addition to the remedies  provided in the  preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust  Fund,  and that  directly  resulted  from such  breach,  or if  incurred  and paid by the Trust Fund thereafter, concurrently with such payment.

5.       With respect to each Mortgage Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the  following  occur:  (A) it is  discovered  that,  as of the date hereof,  the related
Mortgage was not a valid first lien (or second lien,  with  respect to junior lien  Mortgage  Loans) on the related  Mortgaged  Property  subject only to (i) the lien of real property taxes and  assessments  not yet due and payable, (ii) covenants,  conditions, and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title exceptions as are listed in the Program  Guide,  (iii) other  matters to which like  properties  are commonly  subject which do not  materially  adversely  affect the value,  use,  enjoyment or  marketability  of the Mortgaged
Property and (iv) with  respect to junior lien Mortgage  Loans,  the senior mortgage loan thereon or (B) it is  discovered  that,  as of the  time of its  origination  and as of the  date of  execution  hereof,  the
Mortgage Loan did not comply in all material  respects with all applicable  local,  state and federal laws.
In  addition,  with respect to any  Mortgage  Loan listed on the attached  Schedule A with respect to which any  document  or  documents  constituting  a part of the  Mortgage  File are missing or  defective  in any material respect,  if such Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related  Mortgage  is  materially  and  adversely  affected  by the  absence or  defectiveness  of any such document or  documents,  a Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

6.       This  Agreement  shall  inure to the benefit of and be binding  upon the parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

7.       RFC, as master servicer under the Pooling and Servicing Agreement (the "Master  Servicer"),  shall not waive (or  permit a  sub-servicer  to waive)  any  Prepayment  Charge  unless:  (i) the  enforceability thereof  shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws  relating to creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local, state or federal  agency has  threatened  legal action if the  prepayment  penalty is  enforced,  (iii) the collectability  thereof shall have been limited due to  acceleration  in connection  with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard and  customary in  servicing  similar  Mortgage
Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the  Master  Servicer,  maximize  recovery  of total  proceeds  taking  into  account  the value of such
Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer waive a Prepayment
Charge in  connection  with a  refinancing  of a  Mortgage  Loan  that is not  related  to a  default  or a reasonably  foreseeable  default.  If a  Prepayment  Charge  is  waived,  but does  not meet the  standards described above,  then the Master Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount  prepaid on the  related  Mortgage
Loan is required to be deposited  into the  Custodial  Account.  Notwithstanding  any other  provisions  of this  Agreement,  any  payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

8.       This Agreement  will be governed by and construed in accordance  with the laws of the State of New
York,  without regard to the conflict of law principles  thereof,  other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                                   [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:  /s/ Christopher Martinez
                                                     Name:  Christopher Martinez
                                                     Title:    Associate

                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                     By:  /s/ Joseph Orning
                                                     Name:  Joseph Orning
                                                     Title:    Vice President

                                                SCHEDULE A

                         Schedule of Mortgage Loans with Defective Mortgage Files

                                              (see attached)

                                                 EXHIBIT 1
                                                                                      REVISED JULY 11, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High
Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
                                   ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH),                      Covered Loan
                                   Mun. Codess.ss.757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss. 494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995,
                                   amendments October 1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan
                                                                                     (id.ss.16a-3-207) and;
                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.
                                 ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and
                                   as amended from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and Part 32,                              High Cost Home Loan
                                   209 C.M.R.ss.ss. 32.00 et seq. and
                                   209 C.M.R.ss.ss. 40.01 et seq.

                                   Effective March 22, 2001 and
                                   amended from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004;
                                   Revised as of February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000;
                                   amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000;
                                   amended effective January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss. 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000;
                                   amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------